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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K/A
                           AMENDMENT TO CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): November 15, 2004

                              OXFORD VENTURES, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Nevada                          0-49670                    n/a
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 (State or Other Juris-                 (Commission             (IRS Employer
diction of Incorporation                File Number)         Identification No.)


 4655 East Ivy Street, Suite 101, Mesa, AZ                         85215
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(Address of principle executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (480) 924-4123

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
           Audit Report or Completed Interim Review

In October 2004 Oxford Ventures, Inc. (the "Company") modified certain financial statements previously filed with the U.S. Securities and Exchange Commission
(SEC) in connection with its SB2 registration statement because of a request of the SEC. The need for the changes was caused by corrections in the amount originally assigned to restricted common shares issued for an asset purchase to par value from fair value, in accordance with Staff Accounting Bulletin, Topic 5G, of the Securities and Exchange Commission, and the amount paid for research and development expense which was originally classified as a distribution in excess of legally stated capital of $70,982. These matters have been discussed by authorized officers with the Company's independent accountant. The independent accountant has since provided new financial statements reflecting these changes. The independent accountant has been provided with a copy of the disclosures made in response to this Item 4.02 and will furnish, as soon as possible, a letter stating his agreement with these statements.

The financial statements that should no longer be relied on are contained in the following forms filed with the U.S. Securities and Exchange Commission:

Form 10-KSB for the fiscal year ended December 31, 2003 and filed on April 14, 2004;

Form 10-QSB for the quarterly period ended March 31, 2004 and filed on May 27, 2004;

and,

Form 10-QSB for the quarterly period ended June 30, 2004 and filed on September 16, 2004.

The new financial statements that should be relied on are contained in the following forms filed with the U.S. Securities and Exchange Commission: Form 10-KSB/A for the fiscal year ended December 31, 2003 and filed on November 15, 2004;

Form 10-QSB/A for the quarterly period ended March 31, 2004 and filed on November 15, 2004; and,

Form 10-QSB/A for the quarterly period ended June 30, 2004 and filed on November 15, 2004.

Complete Description

     The foregoing description of the new financial statements is not a complete summary. You are urged to read the complete documents, copies of which are found on the website of the U.S. Securities and Exchange Commission at www.sec.gov.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Departures, Elections and Appointments

On November 11, 2004, John Pleskovitch resigned as resigned as Director of the Company to devote additional time to his business interests. John Pleskovitch beneficially owns 800,000 Common Shares with $0.004 par value of the Company's stock.

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Directors and Executive Officers
--------------------------------

The following information sets forth the names, positions and the ages of the Company's directors and executive officers. Brief descriptions of each person's business experience follows. All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. The Company has not compensated its directors for service on the Board of Directors or any committee thereof. As of the date hereof, no director has accrued any expenses or compensation. Officers are appointed annually by the Board of Directors and each executive officer serves at the discretion of the Board of Directors. The Company does not have any standing committees at this time.

Name                    Positions & Offices                 Age
----------------------  ---------------------------------  -----
Daniel K. Leonard       President, CEO, CFO, Director       43

Roy G. Breeling         Chairman                            59

Dennis Blackman         Director                            52

No director, officer, affiliate or promoter of the Company has, within the past five years, filed any bankruptcy petition, been convicted in or been the subject of any pending criminal proceedings, or is any such person the subject or any order, judgment or decree involving the violation of any state or federal securities laws.


Daniel K. Leonard
President, CEO, CFO, Director (as of December 8, 2003)
------------------------------------------------------

Dan Leonard has a strong background in business management, practical applications of technology, marketing and sales. Most recently, from January to November 2003, he served as president and co-founder of e-Information Systems, LLC, of Elkhorn, Neb. - a data consolidation company. Leonard also has served as director of business development for Data Delivery Services, of Conroe, Tex from January 2002-03; as a vice president in charge of sales and marketing for Vital Processing Services, of Tempe, Arizona from September 1998 to January 2002, and assistant vice president of national sales for First National Bank, of Omaha, Neb. He also created and managed the bank card operations division for MCI Telecommunications, in Denver, CO., where he handled hiring, and budgeting, billing, auditing and contract execution for a $750 million portfolio. He studied at University of Nebraska, in Omaha from 1980-1983.

DENNIS BLACKMAN
Director
---------------

DENNIS BLACKMAN, Director since May 20, 2004 - Dennis Blackman is currently the President of Blackman & Associates and is a Partner of CBIZ Tax & Advisory Services of Nebraska. Mr. Blackman has been a Partner of CBIZ Tax & Advisory Services for approximately the past twenty-eight years. In addition, during this period, Mr. Blackman was an instructor for the Nebraska Society of Certified Public Accountants in the areas of "Accounting Disclosures" and "Forecasts and Projections." Mr. Blackman is currently a member of the Board of Directors and Treasurer of the Metropolitan Omaha Builders Association. Mr. Blackman was formerly a member of the Board of Directors of the Nebraska Society of Certified Public Accountants and the Greater Omaha Chamber of Commerce.

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

ROY G. BREELING
Chairman & Director
---------------

ROY G. BREELING, Director since April 13, 2004 and Chairman of the Board since May 20, 2004 - Since January 2000, Roy Breeling has been employed by TTI Technologies, Inc, a company with primary interests in the energy and waste industries. Mr. Breeling is currently Executive Vice President and General Counsel of TTI Technologies. From January 1995 though December 1999, Mr. Breeling was the President and Chief Executive Officer of Castle Rose, Inc, a restaurant system operating and franchising family dining and sports bar concepts.

Family Relationships Among Directors and Executive Officers
-----------------------------------------------------------

Daniel K. Leonard and Albert Plant are brother-in-laws.

Certain Relationships and Related Transactions
----------------------------------------------

During the first and second quarters of 2004, the Company loaned an aggregate of $255,800 to Rev's Sports Grille, located in Tempe, Arizona. $255,000 of this amount is evidenced by a promissory note, dated April 8, 2004. The note accrues simple interest at an annual rate of 5% and matures on March 8, 2009. The indebtedness represented by the note is secured by a non-recourse pledge of certain membership interests in Rev's Sports Grille by its owners. If Rev's Sports Grille (a) fails to pay any principal or interest when due, (b) institutes proceedings to have itself adjudged bankrupt or insolvent, or (c) becomes subject to an order adjudging it bankrupt or insolvent, then Rev's Sports Grille will be in default under the note. In any such event, we may at our option, by notice in writing to Rev's Sports Grille, declare the entire principal amount and any other sums due under the note, to be immediately due and payable. The remaining $800 loaned to Rev's Sports Grille is on a non interest bearing and unsecured basis, does not have any terms for repayment, and has not been documented by any sort of written agreement. Rev's Sports Grille is owned and operated by Albert B. Plant, the Company's Vice President of Operations, Secretary and Treasurer, and Erin C. Hicks, who is a sister of Daniel K. Leonard, the Company's President, Chief Executive Officer, Chief Financial Officer and principal accounting officer. Mr. Plant is also married to Jane Plant, one of Mr. Leonard's sisters. The terms of this loan arrangement were not as favorable to the Company as could have been obtained from unaffiliated parties.


Management Control
------------------

Mr. Daniel Leonard owns or controls approximately 18.5% of the outstanding shares of the Company's common stock. Accordingly, he will have almost complete influence in determining the outcome of all corporate transactions and business decisions. The interests of Mr. Leonard may differ from the interests of the other stockholders, and since he has the ability to control most decisions through his control of common stock, the Company's investors will have limited ability to affect decisions made by the management.

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Item 9.01. Exhibits

     c. Exhibits

Exhibit     Description
  No.
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 17.1      Resignation Letter of John Pleskovitch




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Oxford Ventures, Inc.

Date: December 14, 2004                            By: /s/ Daniel Leonard
                                                    --------------------------
                                                            Daniel Leonard
                                                            title: CEO

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